UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2024
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2024, Freddie Mac (formally the Federal Home Loan Mortgage Corporation) appointed James Whitlinger as the company’s Interim Chief Financial Officer, effective June 29, 2024. There has been no change in Mr. Whitlinger’s compensation in connection with this appointment.

Mr. Whitlinger, 55, is a 10-year employee of Freddie Mac. He has served as Freddie Mac’s Senior Vice President, Single-Family Chief Financial Officer since 2014. Mr. Whitlinger has worked in the real estate finance industry for over 30 years, including as Senior Vice President at Univest Bank and Trust Co. and served as Executive Vice President and Chief Financial Officer at GMAC ResCap, Inc.

Mr. Whitlinger’s spouse is an executive officer with NewPoint Real Estate Capital (“NewPoint”), a multifamily loan originator and servicer. We regularly acquire loans originated by NewPoint and we understand that these transactions represent a significant portion of NewPoint’s business. In 2023, we acquired loans totaling $1.6 billion and to date in 2024 we have acquired loans with a value of $185 million from NewPoint. These transactions have all been conducted in the ordinary course of business and on an arms-length basis. Freddie Mac is in the process of implementing a mitigation plan regarding this relationship.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being submitted with this report.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	Heidi L. Mason
Heidi L. Mason
EVP & General Counsel
Date: July 1, 2024

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Freddie Mac Form 8-K